                        THE ARCH FUND, INC.
                        EXHIBIT 16(h)
                        TOTAL RETURN
                        INVESTOR A SHARES
                        NO LOAD CALCULATIONS
                        NATIONAL MUNICIPAL BOND PORTFOLIO


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%
--------------------------

T = (ERV/P) - 1

WHERE:    T =    TOTAL RETURN

          ERV =  ENDING REDEEMABLE VALUE AT THE END
                 OF THE PERIOD OF A HYPOTHETICAL
                 $1,000 INVESTMENT MADE AT THE
                 BEGINNING OF THE PERIOD.

          P =    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  SINCE INCEPTION:   (11/18/96 TO 03/31/97):
                       (1,000.0/1,000) - 1 =       0.00%
  YEAR TO DATE:      (12/31/96 TO 03/31/97):
                       (996.1/1,000) - 1 =        -0.39%
  QUARTERLY:         (12/31/96 TO 03/31/97):
                       (996.1/1,000) - 1 =        -0.39%
  MONTHLY:           (02/28/97 TO 03/31/97):
                       (985.5/1,000) - 1 =        -1.45%

                        THE ARCH FUND, INC.
                        EXHIBIT 16(h)
                        TOTAL RETURN
                        INVESTOR A SHARES
                        LOAD CALCULATIONS
                        NATIONAL MUNICIPAL BOND PORTFOLIO


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  4.50%
--------------------------

T = (ERV/P) - 1

WHERE:    T =    TOTAL RETURN

          ERV =  ENDING REDEEMABLE VALUE AT THE END
                 OF THE PERIOD OF A HYPOTHETICAL
                 $1,000 INVESTMENT MADE AT THE
                 BEGINNING OF THE PERIOD.

          P =    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  SINCE INCEPTION:   (11/18/96 TO 03/31/97):
                       (955.1/1,000) - 1 =        -4.49%
  YEAR TO DATE:      (12/31/96 TO 03/31/97):
                       (951.3/1,000) - 1 =        -4.87%
  QUARTERLY:         (12/31/96 TO 03/31/97):
                       (951.3/1,000) - 1 =        -4.87%
  MONTHLY:           (02/28/97 TO 03/31/97):
                       (941.2/1,000) - 1 =        -5.88%

                        THE ARCH FUND, INC.
                        EXHIBIT 16(h)
                        TOTAL RETURN
                        INVESTOR B SHARES
                        NO CDSC CALCULATIONS
                        NATIONAL MUNICIPAL BOND FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%
--------------------------

T = (ERV/P) - 1

WHERE:    T =    TOTAL RETURN

          ERV =  REDEEMABLE VALUE AT THE END
                 OF THE PERIOD OF A HYPOTHETICAL
                 $1,000 INVESTMENT MADE AT THE
                 BEGINNING OF THE PERIOD.

          P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.


EXAMPLE:

  SINCE INCEPTION:   (11/18/96 TO 03/31/97):
                       (997.4/1,000) - 1 =        -0.26%
  YEAR TO DATE:      (12/31/96 TO 03/31/97):
                       (994.4/1,000) - 1 =        -0.56%
  QUARTERLY:         (12/31/96 TO 03/31/97):
                       (994.4/1,000) - 1 =        -0.56%
  MONTHLY:           (02/28/97 TO 03/31/97):
                       (984.0/1,000) - 1 =        -1.60%

                        THE ARCH FUND, INC.
                        EXHIBIT 16(h)
                        TOTAL RETURN
                        INVESTOR B SHARES
                        CDSC CALCULATIONS
                        NATIONAL MUNICIPAL BOND FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  5.00%
--------------------------

T = (ERV/P) - 1

WHERE:    T =    TOTAL RETURN

          ERV =  REDEEMABLE VALUE AT THE END
                 OF THE PERIOD OF A HYPOTHETICAL
                 $1,000 INVESTMENT MADE AT THE
                 BEGINNING OF THE PERIOD.

          P =    A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.


EXAMPLE:

  SINCE INCEPTION:   (11/18/96 TO 03/31/97):
                       (948.4/1,000) - 1 =        -5.16%
  YEAR TO DATE:      (12/31/96 TO 03/31/97):
                       (945.3/1,000) - 1 =        -5.47%
  QUARTERLY:         (12/31/96 TO 03/31/97):
                       (945.3/1,000) - 1 =        -5.47%
  MONTHLY:           (02/28/97 TO 03/31/97):
                       (935.0/1,000) - 1 =        -6.50%

                        THE ARCH FUND, INC.
                        EXHIBIT 16(h)
                        TOTAL RETURN
                        TRUST SHARES
                        NO LOAD CALCULATIONS
                        NATIONAL MUNICIPAL BOND FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%
--------------------------

T = (ERV/P) - 1

WHERE:    T =    TOTAL RETURN

          ERV =  ENDING REDEEMABLE VALUE AT THE END
                 OF THE PERIOD OF A HYPOTHETICAL
                 $1,000 INVESTMENT MADE AT THE
                 BEGINNING OF THE PERIOD.

          P =    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  SINCE INCEPTION:   (11/18/96 TO 03/31/97):
                       (1,000.9/1,000) - 1 =       0.09%
  YEAR TO DATE:      (12/31/96 TO 03/31/97):
                       (996.7/1,000) - 1 =        -0.33%
  QUARTERLY:         (12/31/96 TO 03/31/97):
                       (996.7/1,000) - 1 =        -0.33%
  MONTHLY:           (02/28/97 TO 03/31/97):
                       (984.7/1,000) - 1 =        -1.53%

        THE ARCH FUND, INC.
        EXHIBIT 16(h)
        TRUST SHARES
        30-DAY S.E.C. YIELD CALCULATIONS - WITH WAIVED FEES
        NATIONAL MUNICIPAL BOND FUND

                                                (a-b)
                                               -------
30-Day S.E.C. Yield Equation    =   2* [(        (cd)    +1) 6]-1 =

WHERE   a =   Dividends and interest earned during the period

        b =   Expenses accrued for the period (net of reimbursements)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The maximum offering price (NAV for No Load) per share on the last day of the period


WITHOUT 0.00% LOAD:

                         (    1,367,370.64 -    34,106.39 )
               2 * [(     --------------------------------  +1) 6]-1  =  5.16%
                         (   32,000,334.057*         9.80 )


The performance was computed based on the thirty day period ending March 31, 1997.

        THE ARCH FUND, INC.
        EXHIBIT 16(h)
        TRUST SHARES
        30-DAY S.E.C. YIELD CALCULATIONS - WITH WAIVED FEES
        NATIONAL MUNICIPAL BOND FUND

                                                (a-b)
                                               -------
30-Day S.E.C. Yield Equation    =   2* [(        (cd)    +1) 6]-1 =

WHERE   a =   Dividends and interest earned during the period

        b =   Expenses accrued for the period (gross)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The maximum offering price (NAV for No Load) per share on the last day of the period


WITHOUT 0.00% LOAD:

                         (    1,367,370.64 -   275,067.08 )
               2 * [(     --------------------------------  +1) 6]-1  =  4.22%
                         (   32,000,334.057*         9.80 )


The performance was computed based on the thirty day period ending March 31, 1997.

        THE ARCH FUND, INC.
        EXHIBIT 16(h)
        INVESTOR A SHARES
        30-DAY S.E.C. YIELD CALCULATIONS
        NATIONAL MUNICIPAL BOND FUND

                                                (a-b)
                                               -------
30-Day S.E.C. Yield Equation    =   2* [(        (cd)    +1) 6]-1 =

WHERE   a =   Dividends and interest earned during the period

        b =   Expenses accrued for the period (net of reimbursements)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The maximum offering price (NAV for No Load) per share on the last day of the period


WITH 4.50% LOAD:

                         (     1,919.54 -    120.67 )
               2 * [(     --------------------------  +1) 6]-1  =  4.73%
                         (   44,953.290*      10.26 )


WITHOUT 4.50% LOAD:

                         (     1,919.54 -    120.67 )
               2 * [(     --------------------------  +1) 6]-1  =  4.95%
                         (   44,953.290*       9.80 )


The performance was computed based on the thirty day period ending March 31, 1997.

        THE ARCH FUND, INC.
        EXHIBIT 16(h)
        INVESTOR A SHARES
        30-DAY S.E.C. YIELD CALCULATIONS
        NATIONAL MUNICIPAL BOND FUND

                                                (a-b)
                                               -------
30-Day S.E.C. Yield Equation    =   2* [(        (cd)    +1) 6]-1 =

WHERE   a =   Dividends and interest earned during the period

        b =   Expenses accrued for the period (gross)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The maximum offering price (NAV for No Load) per share on the last day of the period


WITH 4.50% LOAD:

                         (     1,919.54 -    382.76 )
               2 * [(     --------------------------  +1) 6]-1  =  4.03%
                         (   44,953.290*      10.26 )


WITHOUT 4.50% LOAD:

                         (     1,919.54 -    382.76 )
               2 * [(     --------------------------  +1) 6]-1  =  4.22%
                         (   44,953.290*       9.80 )


The performance was computed based on the thirty day period ending March 31, 1997.

        THE ARCH FUND, INC.
        EXHIBIT 16(h)
        INVESTOR B SHARES
        30-DAY S.E.C. YIELD CALCULATIONS
        NATIONAL MUNICIPAL BOND FUND
        WITH WAIVERS

                                                (a-b)
                                               -------
30-Day S.E.C. Yield Equation    =   2* [(        (cd)    +1) 6]-1 =

WHERE   a =   Dividends and interest earned during the period

        b =   Expenses accrued for the period (net of reimbursements)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The maximum offering price (NAV for No Load) per share on the last day of the period


WITHOUT 0.00% LOAD:

                         (         4.41 -      0.90 )
               2 * [(     --------------------------  +1) 6]-1  =  4.28%
                         (      101.361*       9.80 )


The performance was computed based on the thirty day period ending March 31, 1997.

        THE ARCH FUND, INC.
        EXHIBIT 16(h)
        INVESTOR B SHARES
        30-DAY S.E.C. YIELD CALCULATIONS
        NATIONAL MUNICIPAL BOND FUND
        WITHOUT WAIVERS

                                                (a-b)
                                               -------
30-Day S.E.C. Yield Equation    =   2* [(        (cd)    +1) 6]-1 =

WHERE   a =   Dividends and interest earned during the period

        b =   Expenses accrued for the period (gross)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The maximum offering price (NAV for No Load) per share on the last day of the period


WITHOUT 0.00% LOAD:

                         (         4.41 -      1.66 )
               2 * [(     --------------------------  +1) 6]-1  =  3.35%
                         (      101.361*       9.80 )


The performance was computed based on the thirty day period ending March 31, 1997.